UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2018
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 1 - Registrant's Business and Operations

Item 1.01       Entry into a Material Definitive Agreement.

On August 20, 2018, Uranium Energy Corp. (the "Company") entered into a Royalty Purchase Agreement (the "Royalty Purchase Agreement") with Uranium Royalty Corp. ("URC"), a Canadian corporation, in connection with the proposed purchase by URC from each of: (i) the Company, respecting each of the Company's Slick Rock Property and Workman Creek Property (each as particularly defined in the Royalty Purchase Agreement); and (ii) UEC Concentric Merge Corp. ("CMC"; and together with the Company being, collectively, the "Company" herein), respecting CMC's Anderson Property (as more particularly defined in the Royalty Purchase Agreement; and together with the Company's Slick Rock Property and the Workman Creek Property being, collectively, the "Properties" herein); a one percent (1%) net smelter return royalty (collectively, the "Royalties") for uranium only on each of the Properties as more particularly defined in the Royalty Purchase Agreement and the related form of Royalty Agreement (for each of the Properties) which is set forth as Schedule "F" to the Royalty Purchase Agreement (collectively, the "Royalties Sale").

Subject to the terms and conditions of the Royalty Purchase Agreement, including the completion of certain customary conditions precedent prior to the closing of the Royalties Sale, the Company has agreed to sell the Royalties to URC for 12,000,000 common shares of URC.

The foregoing description of the Royalty Purchase Agreement does not purport to be complete and is qualified in its entirety by the Royalty Purchase Agreement which will be filed as an exhibit to the Company's upcoming Annual Report on Form 10-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.
DATE: August 23, 2018.	By: /s/ Amir Adnani Amir Adnani, President and Chief Executive Officer

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